EXHIBIT 10.4.5
                                            							--------------


                               SUBORDINATION AGREEMENT


     To:  Bank of America National
          Trust and Savings Association

                                         July 3rd , 1996
                                        ----------
     Gentlemen:

               The undersigned, American Eco Corporation, an Ontario, Canada corporation ("Creditor") is a creditor of Separation and Recovery Systems, Inc., a Nevada corporation ("Borrower") and desires that Bank of America National Trust and Savings Association, a national banking association ("Bank") continue to extend or extend such financial accommodations to Borrower as Borrower may request and as Bank may deem proper. At the present time Borrower is indebted to Creditor in the principal sum of Four Hundred Twenty Thousand Dollars ($420,000) plus accrued interest, if any, thereon. For the purposes of inducing Bank to grant, continue or renew such financial accommodations, and in consideration thereof, Creditor agrees as follows:

               1. Any and all claims of Creditor against Borrower, now or hereafter existing, are, and shall be at all times, subject and subordinate to any and all claims, now or hereafter existing which Bank may have against Borrower (including any claim by Bank for interest accruing after any assignment for the benefit of creditors by Borrower or the institution by or against Borrower of any proceedings under the Bankruptcy Act, or any claim by Bank for any such interest which would have accrued in the absence of such assignment or the institution of such proceedings).

               2. Creditor agrees not to sue upon, or to collect, or to receive payment of the principal or interest of any claim or claims now or hereafter existing which Creditor may hold against Borrower, and not to sell, assign, transfer, pledge, hypothecate, or encumber such claim or claims except subject expressly to this Agreement, and not to enforce or apply any security now or hereafter existing therefor, nor to file or join in any petition to commence any proceeding under the Bankruptcy Act, nor to take any lien or security on any of Borrower's property, real or personal, so long as any claim of Bank against Borrower shall exist.

               3. In case of any assignment for the benefit of creditors by Borrower or in case any proceedings under the Bankruptcy Act are instituted by or against Borrower, or in case of the appointment of any receiver for Borrower's business or assets, or in case of any dissolution or winding up of the affairs of Borrower: (a) Borrower and any assignee, trustee in bankruptcy, receiver, debtor in possession or other person or persons in charge are hereby directed to pay to Bank the full amount of Bank's claims against Borrower (including interest to the date of payment) before making any payment of principal or interest to Creditor, and insofar as may be necessary for that purpose, Creditor hereby assigns and transfers to Bank all security or the proceeds thereof, and all rights to any payments, dividends or other distributions, and (b) Creditor hereby irrevocably constitutes and appoints Bank its true and lawful attorney to act in its name and stead: (i) to file the appropriate claim or claims on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Bank elects at its sole discretion to file such claim or claims and (ii) to accept or reject any plan of reorganization or arrangement on behalf of Creditor, and to otherwise vote Creditor's claim in respect of any indebtedness now or hereafter owing from Borrower to Creditor in any manner Bank deems appropriate for its own benefit and protection.

               4. Bank is hereby authorized by Creditor to: (a) renew, compromise, extend, accelerate or otherwise change the time of payment, or any other terms, of any existing or future claim of Bank against Borrower,
     (b) increase or decrease the rate of interest payable thereon or any part thereof, (c) exchange, enforce, waive or release any security therefor, (d) apply such security and direct the order or manner of sale thereof in such manner as Bank may at its discretion determine, (e) release Borrower or any guarantor of any indebtedness of Borrower from liability, and (f) make optional future advances to Borrower, all subordination provided by this Agreement.

               5. On request of Bank, Creditor shall deliver to Bank the original of any promissory note or other evidence of any existing or future indebtedness of Borrower to Creditor, and mark same with a conspicuous legend which reads substantially as follows:

                    "THIS PROMISSORY NOTE IS SUBORDINATED TO ANY
               PRESENT OR FUTURE INDEBTEDNESS OWING FROM THE MAKER TO BANK OF AMERICA NT&SA AND ITS ASSIGNS, AND MAY BE ENFORCED ONLY IN ACCORDANCE WITH THAT CERTAIN SUBORDINATION AGREEMENT DATED JULY 3, 1996 BETWEEN AMERICAN ECO CORPORATION AND BANK OF AMERICA NT&SA."

               6. In the event that any payment or any cash or noncash distribution is made to Creditor in violation of the terms of this Agreement, Creditor shall receive same in trust for the benefit of Bank, and shall forthwith remit it to Bank in the form in which it was received, together with such endorsements or documents as may be necessary to effectively negotiate or transfer same to Bank.

               7. Until all such claims of Bank against Borrower, now or hereafter existing, shall be paid in full, no gift or loan shall be made by Borrower to Creditor.

               8. For violation of this Agreement, Creditor shall be liable for all loss and damage sustained by reason of such breach, and upon any such violation Bank may, at its option, accelerate the maturity of any of its existing or future claims against Borrower.

               9. This Agreement shall be binding upon the heirs, successors and assigns of Creditor, Borrower and Bank. This Agreement and any existing or future claim of Bank against Borrower may be assigned by Bank, in whole or in part, without notice to Creditor or Borrower.

               10. Notwithstanding the provisions of Paragraph 2, so long as there has been no occurrence of any default under any agreement between Borrower and Bank, now existing or hereafter entered into, and so long as no such default would be caused by the making of any payment, Creditor may receive regularly scheduled interest payments on the presently existing indebtedness of Borrower to Creditor, and, commencing no earlier than June 30, 1997, principal payments on such indebtedness in any amount; provided,
                                                                      --------
     however, that Creditor shall not receive any prepayment of interest on said
     -------
     indebtedness without the prior written consent of Bank.

                                        AMERICAN ECO CORPORATION

                                        By: /s/ Michael E. McGinnis
                                           --------------------------------

                                        Title:     President & CEO
                                              -----------------------------

                  ACCEPTANCE OF SUBORDINATION AGREEMENT BY BORROWER
                  -------------------------------------------------

               The undersigned being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all the provisions thereof and to recognize all priorities and other rights granted thereby to Bank of America National Trust and Savings Association, its successors and assigns, and to perform in accordance therewith.

                                        SEPARATION AND RECOVERY
                                          SYSTEMS, INC.


     Dated:  July 3rd         , 1996         By: /s/ Joseph DeFranco
            ------------------                  ----------------------------

                                        Title: President
                                              ------------------------